UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 25, 2000

                      NORWEST ASSET SECURITIES CORPORATION
             Mortgage Pass-Through Certificates, Series 2000-1 Trust


New York (governing law of          333-65481-32   52-2220088
Pooling and Servicing Agreement)    (Commission    IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On April 25, 2000 a distribution was made to holders of NORWEST ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 2000-1 Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Mortgage Pass-Through Certificates, Series 2000-1 Trust, relating to the April 25,
                                  2000 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       NORWEST ASSET SECURITIES CORPORATION
              Mortgage Pass-Through Certificates, Series 2000-1 Trust

              By:   Norwest Bank Minnesota, N.A., as Master Servicer
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 5/3/00


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Mortgage Pass-Through
                Certificates, Series 2000-1 Trust, relating to the April 25, 2000 distribution.